John Hancock Mid Cap Equity Fund (the fund)

Supplement dated 12-8-09 to the current Class A, B and C Shares Prospectus

Important Notice Regarding Change in Investment Policy

The Board of Trustees of John Hancock Series Trust, of which the fund is a series, voted to approve a change in the definition of “medium-capitalization companies” to reflect the use of a new benchmark index by the fund. The definition of “medium-capitalization companies” is currently a part of the fund’s 80% investment policy. Accordingly, effective as of February 8, 2010, the first full paragraph in the section of the Prospectus entitled “Fund summary — Goal and strategy” will be deleted and replaced with the following:

Under normal market conditions, the fund invests at least 80% of its assets in equity securities of medium-capitalization companies. The fund considers medium-capitalization companies to be those companies in the capitalization range of the Russell Mid Cap Growth Index, which was $282.3 million to $15.8 billion as of October 31, 2009. Equity securities include common and preferred stocks and their equivalents. The fund will primarily invest in securities of U.S. companies.

Effective December 8, 2009, in the section of the Prospectus entitled “Fund summary — Past performance,” the “Average annual total returns” table and related side bar disclosures are deleted and replaced with the following:

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-08			8-4-03

Class A before tax	–47.35	–3.43	–0.44

After tax on distributions	–47.35	–4.26	–1.32

After tax on distributions, with sale	–30.78	–2.84	–0.38

Class B before tax	–47.76	–3.33	–0.23

Class C before tax	–45.50	–2.97	–0.04

S&P MidCap 400/Citigroup Growth Index*	–37.58	–0.57	1.80

Russell Mid Cap Growth Index*	–44.32	–2.33	0.75

*Prior to December 8, 2009, the fund compared its performance to the S&P MidCap 400/Citigroup Growth Index. After this date, the fund replaced the index to which it compares its performance with the Russell Mid Cap Growth Index, which better reflects the fund’s investment strategy.

Average annual total returns

These include sales charges. Performance of broad-based securities market indexes is included for comparison and can give an idea of the fund’s risks. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class A and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

S&P MidCap 400/Citigroup Growth Index is an unmanaged index comprised of stocks representing approximately half of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum.

Russell Mid Cap Growth Index
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Mid Cap Equity Fund (the fund)

Supplement dated 12-8-09 to the current Class I Shares Prospectus

Important Notice Regarding Change in Investment Policy

The Board of Trustees of John Hancock Series Trust, of which the fund is a series, voted to approve a change in the definition of “medium-capitalization companies” to reflect the use of a new benchmark index by the fund. The definition of “medium-capitalization companies” is currently a part of the fund’s 80% investment policy. Accordingly, effective as of February 8, 2010, the first full paragraph in the section of the Prospectus entitled “Fund summary — Goal and strategy” will be deleted and replaced with the following:

Under normal market conditions, the fund invests at least 80% of its assets in equity securities of medium-capitalization companies. The fund considers medium-capitalization companies to be those companies in the capitalization range of the Russell Mid Cap Growth Index, which was $282.3 million to $15.8 billion as of October 31, 2009. Equity securities include common and preferred stocks and their equivalents. The fund will primarily invest in securities of U.S. companies.

Effective December 8, 2009, in the section of the Prospectus entitled “Fund summary — Past performance,” the “Average annual total returns” table and related side bar disclosures are deleted and replaced with the following:

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-08			8-4-03

Class I before tax	–44.39	–2.06	0.89

After tax on distributions	–44.39	–2.91	–0.02

After tax on distributions, with sale	–28.85	–1.73	0.72

S&P MidCap 400/Citigroup Growth Index*	–37.58	–0.57	1.80

Russell Mid Cap Growth Index*	–44.32	–2.33	0.75

*Prior to December 8, 2009, the fund compared its performance to the S&P MidCap 400/Citigroup Growth Index. After this date, the fund replaced the index to which it compares its performance with the Russell Mid Cap Growth Index, which better reflects the fund’s investment strategy.

Average annual total returns

Performance of broad-based securities market indexes is included for comparison and can give an idea of the fund’s risks. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class I and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

S&P MidCap 400/Citigroup Growth Index is an unmanaged index comprised of stocks representing approximately half of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum.

Russell Mid Cap Growth Index
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

JOHN HANCOCK SERIES TRUST

JOHN HANCOCK MID CAP EQUITY FUND (the “Fund”)

Supplement dated 12-8-09 to the Statement of Additional Information

The Board of Trustees of John Hancock Series Trust, of which the Fund is a series, voted to approve a change in the definition of “medium-capitalization companies” to reflect the use of a new benchmark index by the Fund. The definition of “medium-capitalization companies” is currently a part of the Fund’s 80% investment policy. Accordingly, effective as of February 8, 2010, the second paragraph in the “INVESTMENT OBJECTIVE AND POLICIES — Mid Cap Equity Fund” section will be deleted and replaced with the following:

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of medium-capitalization companies. The Fund considers medium-capitalization companies to be those companies in the capitalization range of the Russell Mid Cap Growth Index, which was $282.3 million to $15.8 billion as of October 31, 2009. Equity securities include common and preferred stocks and their equivalents. The Fund will primarily invest in securities of U.S. companies.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.